UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 7, 2012

Date of Report (Date of earliest event reported)

Yelp Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35444	20-1854266
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

706 Mission Street

San Francisco, CA 94103

(Address of principal executive offices, including zip code)

(415) 908-3801

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Certificate of Incorporation or Bylaws

Amendment and Restatement of Certificate of Incorporation

On March 7, 2012, Yelp Inc. (the “Company”) filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering of shares of its Class A common stock. As described in the Registration Statement on Form S-1 (File No. 333-178030), the Company’s board of directors and stockholders previously approved the Restated Certificate to be effective upon the closing of the initial public offering.

A copy of the Restated Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amendment and Restatement of Bylaws

Effective as of March 7, 2012, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the Company’s initial public offering of shares of its Class A common stock. The Company’s board of directors and stockholders previously approved the Restated Bylaws to be adopted in connection with, and to be effective upon, the closing of the Company’s initial public offering.

A copy of the Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are filed with this report on Form 8-K:

Exhibit Number	Description

3.1	Eighth Amended and Restated Certificate of Incorporation of Yelp Inc.

3.2(1)	Amended and Restated Bylaws of Yelp Inc.

(1)	Previously filed as Exhibit 3.4 to Amendment No. 3 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-178030), filed with the Commission on February 3, 2012, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yelp Inc.

Date: March 7, 2012	By:	/s/ Rob Krolik
Rob Krolik
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

3.1	Eighth Amended and Restated Certificate of Incorporation of Yelp Inc.

3.2(1)	Amended and Restated Bylaws of Yelp Inc.

(1)	Previously filed as Exhibit 3.4 to Amendment No. 3 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-178030), filed with the Commission on February 3, 2012, and incorporated by reference herein.